Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
November 30, 1998



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.4311%



        Excess Protection Level
          3 Month Average 5.41%
          November, 1998 5.74%
          October, 1998  6.06%
          September, 1998 4.43%


        Cash Yield17.96%


        Investor Charge Offs 4.96%


        Base Rate 7.27%


        Over 35 Day Delinquency 5.37%


        Seller's Interest 9.39%


        Total Payment Rate13.51%


        Total Principal Balance$40,339,382,471.40


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$3,787,462,952.91